UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2011

KAT GOLD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-53450	38-3759675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2, Canada

(Address of principal executive offices, including zip code)

(709) 368-9223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) obtaining proper licenses, (ii) obtaining positive drilling results, (iii) obtaining proof of commercially recoverable amounts of minerals in the property, (iv) obtaining sufficient cash to test the property for minerals and obtaining licenses, (v) securing capital for general working purposes, (vi) the value of the minerals in the open market, (vii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (viii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 8.01 OTHER EVENTS

Kenneth Stead, the President, Chief Executive Officer and a member of the Board of Directors of Kat Gold Holdings Corp. (the “Company”), is the beneficial and record owner of 2,264,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which 2,264,000 shares of Common Stock equals approximately one point four percent (1.4%) of the Company’s issued and outstanding Common Stock as of September 15, 2011. Mr. Stead, by having the Company file this Current Report on Form 8-K hereby discloses his intention to sell all or a portion of these shares of Common Stock under Rule 144 of the Securities Act of 1933, as amended. Under Rule 144, Mr. Stead may sell such number of shares of Common Stock every ninety (90) days as shall equal one percent (1%) of the 163,644,500 shares of Common Stock issued and outstanding as of September 15, 2011, or 1,636,445 shares of Common Stock. Mr. Stead acquired such 2,264,000 shares of Common Stock on April 28, 2010 for an aggregate purchase price of $305,000.

Mr. Stead presently intends to use the proceeds from the sale of the shares of Common Stock he may sell to (i) fund certain expenses of the Company, including, but not limited to, its field operations, payroll, legal and other professional fees and administrative costs and expenses and/or (ii) for his personal use. No assurance can be given as to (i) when, if ever, Mr. Stead will sell any or all of his shares, (ii) the price he may sell such shares at and/or (iii) how much, if any, of the net proceeds he receives from any such sale will be provided to the Company.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2011

KAT GOLD HOLDINGS CORP.

By:	/s/ Kenneth Stead
Name:	Kenneth Stead
Title:	President